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                                                                   Exhibit 23.01

CONSENT OF DELOITTE & TOUCHE LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in Registration Statement Nos. 333-88208, 333-65804, 333-50722, 333-50718 and 333-31094 of Intersil Corporation
on Form S-8 of our report dated October 22, 2001, appearing in the Annual Report on Form 10-K of Elantec Semiconductor, Inc. for the year ended September 30, 2001.


/s/ Deloitte & Touche LLP
San Jose, California
May 13, 2002